EXHIBIT C-2



                            FORM OF TRANSFEROR LETTER




                                     [Date]



[CERTIFICATE REGISTRAR]

      Re:  Asset Securitization Corporation, Commercial
           Mortgage Pass-Through Certificates, Series 1996 - MD VI
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Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                    Very truly yours,

                                                    [Transferor]



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